Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 8-K

                 Current Report Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 23, 2000

                  MARRIOTT RESIDENCE INN II LIMITED PARTNERSHIP

            (Exact name of registrant as specified in its charter)



           Delaware                     033-24935                52-1605434
-------------------------------  ------------------------  ---------------------
(State or other jurisdiction of  (Commission File Number)     (I.R.S.Employer
 incorporation or organization)                             Identification No.)



      10400 Fernwood Road, Bethesda, MD                20817-1109
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   (Address of principal executive office)             (Zip Code)


    Registrant's telephone number, including area code: 301-380-2070

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
ITEM 5.       OTHER EVENTS

              On June 23, 2000, the Limited Partners of the Partnership were sent a Notice of Pendency and Settlement of Class and Derivative Action. Such notice is being filed as an exhibit to this Current Report on Form 8-K. The notice references a Settlement Agreement document dated March 9, 2000. Such agreement is being filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c)     Exhibits

              20.1 Notice of Pendency and Settlement of Class and Derivative Action sent to the Limited Partners of the Partnership.

              20.2    Settlement Agreement

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized, on this 21st day of July, 2000.

                                                  MARRIOTT RESIDENCE INN II
                                                  LIMITED PARTNERSHIP

                                                  By:    RIBM TWO LLC
                                                         General Partner

July 21, 2000                                     By:    /s/ Matthew Whelan
                                                         ------------------
                                                         Name:    Matthew Whelan
                                                         Title:   Vice President

                                  EXHIBIT INDEX

Exhibit No.                Description

20.1 Notice of Pendency and Settlement of Class and Derivative Action sent to the Limited Partners of the Partnership.

20.2                       Settlement Agreement